UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2016
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UCP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	1-36001 (Commission File Number)	90-0978085 (I.R.S. Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California (Address of principal executive offices)	95113 (Zip code)

(408) 207-9499
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

UCP, Inc. issued a press release on March 14, 2016 announcing its financial results for the fourth quarter and year ended December 31, 2015.  The press release and fourth quarter earnings presentation is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in Item 2.02 of this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of UCP, Inc. dated March 14, 2016 (financial results for the fourth quarter and year ended December 31, 2015).
99.2	4Q15 Earnings Presentation of UCP, Inc. dated March 14, 2016 (financial results for the fourth quarter and year ended December 31, 2015).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2016 UCP, Inc.

By:	/s/ James M. Pirrello
Name:    James M. Pirrello

Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of UCP, Inc. dated March 14, 2016 (financial results for the fourth quarter and year ended December 31, 2015).
99.2	4Q15 Earnings Presentation of UCP, Inc. dated March 14, 2016 (financial results for the fourth quarter and year ended December 31, 2015).